UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2019

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 3, 2019, Pulmatrix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of (i) 1,719,554 common units (“Common Units”), with each Common Unit being comprised of one share of the Company’s common stock, par value $0.0001 per share, and one warrant (collectively, the “Common Warrants”) to purchase one share of common stock and (ii) 8,947,112 pre-funded units (“Pre-Funded Units”), with each Pre-Funded Unit being comprised of one pre-funded warrant (collectively, the “Pre-Funded Warrants”) to purchase one share of common stock and one Common Warrant. The offering closed on April 8, 2019.

The Company also granted the Underwriter a 30-day option to purchase up to an additional 1,599,999 shares of common stock at a purchase price of $1.34 per share and/or Common Warrants to purchase up to 1,599,999 shares of common stock at a purchase price of $0.01 per Common Warrant, prior to deducting underwriting discounts and commissions. The Underwriter exercised its option to purchase additional shares of common stock and Common Warrants in full.

The offering price to the public was $1.35 per Common Unit and $1.34 per Pre-Funded Unit.

The Common Warrants included in the Common Units and the Pre-Funded Units are immediately exercisable at a price of $1.35 per share of common stock, subject to adjustment in certain circumstances, and expire five years from the date of issuance. The shares of common stock, or Pre-Funded Warrants in the case of the Pre-Funded Units, and the Common Warrants were offered together, but the securities contained in the Common Units and the Pre-Funded Units were issued separately.

The Pre-Funded Units were offered and sold to purchasers whose purchase of Common Units in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding common stock immediately following the consummation of this Offering, if the purchaser so chose in lieu of Common Units that would otherwise result in the purchaser’s beneficial ownership exceeding 4.99% of the Company’s outstanding common stock (or at the election of the purchaser, 9.99%). Each Pre-Funded Warrant contained in a Pre-Funded Unit is exercisable for one share of our common stock at an exercise price of $0.01 per share. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriter of the Company, its directors and certain of its executive officers, and by the Company of the Underwriter, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto.

The net proceeds to the Company from the Offering are approximately $14.8 million, after (i) giving effect to the Underwriter’s full exercise of its option to purchase additional securities, and (ii) deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, and excluding any proceeds that may be received upon exercise of the Common Warrants or the Pre-Funded Warrants. The Company intends to use the net proceeds from the Offering for research and development of its therapeutic candidates, particularly the development of Pulmazole, as well as for working capital and general corporate purposes.

Pursuant to the Underwriting Agreement, the Company, upon closing of the Offering, issued to the Underwriter warrants to purchase up to 797,334 shares of common stock, or 6.5% of the aggregate number of shares of common stock sold in the Offering (including (i) shares of common stock issued pursuant to the full exercise of the Underwriter’s option to purchase additional securities and (ii) shares of common stock issuable upon exercise of the Pre-Funded Warrants sold in the Offering). The Underwriter warrants are exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five years from the date of the effective date of the registration statement for the offering, at a price per share equal to $1.6875 (125% of the offering price to the public per Common Unit).

A registration statement on Form S-1 relating to the Offering (File No. 333-230395) was declared effective by the Securities and Exchange Commission on April 3, 2019 and an additional registration statement on Form S-1 (File No. 333-230714) filed pursuant to Rule 462(b) relating to the Offering was automatically declared effective upon filing. The Offering was made only by means of a prospectus forming a part of the effective registration statement.

The foregoing descriptions of the Underwriting Agreement, the Common Warrants, the Pre-Funded Warrants and the Underwriter’s warrants are not complete and are qualified in their entirety by reference to the full text of the forms of Underwriting Agreement, the Common Warrant, the Pre-Funded Warrant and the Underwriter’s warrant, copies of which are filed as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein.

Item 8.01	Other Events.

On April 8, 2019, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on April 1, 2019).

4.1	Form of Common Stock Warrant (incorporated by reference to Exhibit 4.13 to the Company’s Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on April 1, 2019).

4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.11 to the Company’s Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on April 1, 2019).

4.3	Form of Underwriter Warrant (incorporated by reference to Exhibit 4.12 to the Company’s Amendment No. 1 to Form S-1 filed with the Securities and Exchange Commission on April 1, 2019).

99.1	Press release, dated April 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: April 9, 2019	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer